EXHIBIT 10.2

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

         This Escrow Agreement ("Agreement") is entered into as of March 8, 2004 by and among Spectrum Law Group - Indeglia, P.C., a California corporation (the "Escrow Agent"), Longbow Mining Corp., a Nevada corporation (the "Company"), and each stockholder of the Company listed on the Stockholder Signature Page hereto (each a "Stockholder and collectively the "Stockholders").

                                    RECITALS
                                    --------

         A. The Company has offered for sale to the Stockholders up to 6,250,000 shares (the "Restricted Shares") of common stock, par value $.001 per share (the "Common Stock") at a price of $0.80 per Restricted Share, pursuant to a Subscription Agreement and Representations for Common Shares (a "Subscription Agreement").

         B. The Stockholders have each subscribed to purchase the number of Restricted Shares set forth opposite each Stockholder's name on the Stockholder Signature Page hereto for U.S. $0.80 per Share pursuant to a Subscription Agreement, and the Company has agreed to accept such subscriptions against payment of the Purchase Price (as defined below).

         C. The Stockholders are each the record holder of such number of shares (the "Free Trading Shares") of Common Stock of the Company as set forth on the Stockholder Signature Page hereto.

         D. The Stockholders intend to sell their Free Trading Shares on the terms and conditions set forth herein.

         E. Upon completion of the sale of the Free Trading Shares, the Stock-holders intend to complete the purchase of the Restricted Shares pursuant to the Subscription Agreements.

         F. The Stockholders and the Company desire to establish an escrow account with the Escrow Agent in which funds received from the sale of the Free Trading Shares will be deposited pending completion of the sale of the Restricted Shares.

         NOW THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. Escrow Agent. The Company and the Stockholders hereby appoint Spectrum Law Group - Indeglia, P.C. as the Escrow Agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment. The Escrow Agent is hereby empowered on behalf of the Stockholders to accept the certificates representing the Free Trading Shares, deposit all Free Trading Shares into a brokerage account established by Escrow Agent with a NASD member broker-dealer, and receive and disburse the proceeds from the sale of the Free Trading Shares in accordance with the terms of this Agreement.

         2. Escrow Agent Not Counsel. The parties understand and acknowledge that the Escrow Agent is not counsel to any party hereto and that the Escrow Agent is not performing legal services in connection with this Agreement, but is only acting as an escrow holder.

         3. Deposit of Free Trading Shares into Escrow. Upon execution of this Agreement, the Stockholders shall deposit the Free Trading Shares into escrow by delivering to the Escrow Agent the certificates representing the Free Trading Shares, duly endorsed or delivered with blank stock powers appropriately executed, in either case with medallion signature guarantees (or other signature guarantee satisfactory to the transfer agent of the Company), in the name of "Spectrum Law Group - Indeglia, P.C. Attorney Client Trust Fund."

         4. Sale of Free Trading Shares. As soon as reasonably practicable after the Free Trading Shares are deposited with the Escrow Agent, the Escrow Agent shall sell, or cause to be sold, the Free Trading Shares pursuant to the terms and conditions of this Agreement. The Escrow Agent shall sell, or cause to be sold, the Free Trading Shares pursuant to specific instruction of the Stockholders (or the specific instruction of any person to whom the Stockholders have granted power of attorney). Such instructions may be made verbally, but for each such verbal instruction so given, the Stockholders (or any person to whom the Stockholders have granted power of attorney) shall deliver to the Escrow Agent written confirmation of such instruction within twenty-four (24) hours of the delivery of such verbal instruction. The proceeds from the sales of Free Trading Shares shall be allocated pro-rata to each Stockholder. The Escrow Agent may pay reasonable and customary brokerage fees and commissions in connection with the sale of the Free Trading Shares.

         5. Closings. The Escrow Agent shall pay to the Company the net proceeds from the sale of Free Trading Shares, in $500,000 increments, against delivery by the Company of certificates evidencing the Restricted Shares being purchased by such net proceeds pursuant to the Subscription Agreements (each a "Closing"). On or before the first Closing, the Company shall provide the Escrow Agent with instructions for the transfer of such subscription amounts. The purchase of the Restricted Shares shall be allocated pro-rata to each Stockholder. At each Closing, or as soon thereafter as practicable, the Company will cause to be issued to each Stockholder the certificates representing the Restricted Shares purchased by such Stockholder. Each such Restricted Share shall be in definitive form and registered in the name of each Purchaser, as set forth on the Stockholder Signature Page hereto.

         6. Voting Rights, Dividends, etc. So long as the Escrow Agent is the record holder of any Free Trading Shares or Restricted Shares (collectively, the "Shares"):

                  6.1 Voting Rights. The Stockholders shall be entitled to exercise any and all voting or other consensual rights pertaining to the Shares, or any part thereof, on a pro-rata basis, for any purpose not inconsistent with the terms of this Agreement.

                  6.2 Dividend and Distribution Rights. The Stockholders shall be entitled, on a pro rata basis, to receive and to retain and use any and all dividends or distributions paid in respect of the Shares; provided, however, that any and all such dividends be, and the certificates representing such capital stock forthwith shall be delivered to the Escrow Agent to hold as Escrowed Property (with any necessary endorsements and stock powers).


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

         7. Representation and Warranties of the Company and the Stockholders. The Company and the Stockholders represent and warrant that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

                  7.1 The offer, issue, sale and delivery of the Restricted Shares will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the Shares under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the blue sky laws of any state, which filings will be made in a timely manner.

                  7.2 The Free-Trading Shares may be sold without registration under the Securities Act pursuant to Section 4(1) of the Securities Act, and may be sold without registration or qualification under any applicable state "blue sky" laws.

                  7.3 No Stockholder is an officer, director, or the beneficial owner of more than ten percent (10%) of the Common Stock of the Company, and no person to whom the Stockholders have granted power of attorney for the purpose of executing this Agreement, is an officer, director, or the beneficial owner of more than ten percent (10%) of the Common Stock of the Company.

                  7.4 No Stockholder, and no person to whom any Stockholder has granted power of attorney with respect to this Agreement, is in possession of any material non-public information concerning the Company.

                  7.5 No transaction or portion of any transaction discussed herein shall be in contravention or violation of any federal securities law or regulation, nor shall any transaction or portion of any transaction discussed herein be part of any scheme or plan to evade any federal securities laws or rules promulgated thereunder.

         8. Location of Escrowed Property. Subject to the terms and conditions of this Agreement, all Free Trading Shares, funds, and Restricted Shares (collectively, the "Escrowed Property") received by the Escrow Agent pursuant to the terms of this Agreement and any interest earned thereon shall be held, pending disbursement, in the Escrow Agent's designated brokerage account.

         9. Duty of Escrow Agent for Escrowed Property. The Escrow Agent shall not be under any duty to give the property held by it hereunder any greater degree of care than it gives its own similar property.

         10. No Implied Duties. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement between the parties except this Escrow Agreement.


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

         11. Limitation on Liability. The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the Company shall indemnify and hold harmless the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or in connection with this Escrow Agreement.

         12. Reliance of Escrow Agent. The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall be fully protected in any action taken hereunder in good faith and shall not be responsible for any failure or inability of the Company or any Stockholder to honor any of the provisions of this Agreement. The Escrow Agent shall be under no liability to the other parties to any document (except this Agreement) or to anyone else by reason of any failure on the part of any such party to perform such party's obligations under such agreement.

         13. Advice of Counsel. The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

         14. Fees and Expenses; Lien on Escrowed Property. The Escrow Agent, for services rendered under this Agreement, shall receive a fee of $10,000.00, which shall be paid by the Company within ten (10) days from the execution of this Agreement. The Company shall pay or reimburse the Escrow Agent upon request for any and all expenses, if any, incurred by the Escrow Agent in connection with this Agreement and transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such expenses and taxes. In the event that the Company fails to pay the fees, costs, or expenses of the Escrow Agent in accordance with this provision, the Escrow Agent shall be granted a first priority lien and security interest on the Escrowed Property, and the fees of the Escrow Agent, any reimbursement for costs and expenses, indemnification for any damages incurred by the Escrow Agent, or any monies whatsoever shall be paid out of, deducted from, offset against, or otherwise chargeable to the Escrowed Property. Except as set forth in this Section, the Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof.

         15. No Representation. The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

         16. Resignation of Escrow Agent. The Escrow Agent may at any time resign as such by delivering the Escrowed Property to any successor Escrow Agent designated by the Stockholders and the Company in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and


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

from any and all further obligations arising in connection with this Agreement. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day that which is 30 days after the date of delivery of its written notice of resignation to the Stockholders and the Company. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrowed Property until receipt of a designation of successor Escrow Agent or a written disposition instruction by the Company or a final order of a court of competent jurisdiction.

         17. Disputes Regarding Escrowed Property. In the event of any disagreement resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrowed Property or (ii) a written agreement executed by the parties to the dispute directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable.

         18. Jurisdiction and Venue. The parties hereto hereby irrevocably submit to the jurisdiction of any California State or federal court sitting in Orange County, in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding arising out of or relating to this Agreement, shall be heard and determined in such a California State or federal court. The parties hereto hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided herein above, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

         19. Amendments. No printed or other matter in any language which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

         20. Termination. Notwithstanding anything to the contrary contained herein, the Escrow Agent's duties and obligations hereunder, and this Agreement, shall terminate upon the release and distribution of the Escrowed Property in accordance with the terms of this Agreement. Notwithstanding the preceding sentence, paragraphs 10 and 3 hereof shall survive the resignation of the Escrow Agent or the termination of this Agreement.

         21. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and upon and to each of their respective successors, heirs and assigns. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any of the parties hereto without the prior consent of the other.


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

         22. Governing Law. This Agreement shall be governed by the laws of the State of California, except with regard to its conflict of law provisions.

         23. Attorney's Fees. If any action be brought to interpret or enforce this Agreement, or any part thereof, the Company and the Stockholders jointly and severally agree to pay to Escrow Agent all Escrow Agent's attorney fees, accounting fees, special and extra service fees and other costs related to such action.

         23. Completion. The obligations of the Escrow Agent hereunder shall be completed and this Agreement shall terminate upon the delivery of all of the proceeds of the escrow account pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                    ESCROW AGENT

                                    Spectrum Law Group - Indeglia, P.C.


                                    By:
                                       ---------------------------------
                                       Marc A. Indeglia, President


                                    COMPANY

                                    Longbow Mining Corp., a Nevada corporation


                                    By:
                                       ---------------------------------
                                       Ernest K. Cheung, Secretary


              [SIGNATURES CONTINUED ON STOCKHOLDER SIGNATURE PAGE]



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


                                   STOCKHOLDER SIGNATURE PAGE

                    Stockholder                          Number of Free Trading Shares        Number of Restricted Shares


                                                                    500,000                            1,250,000
-----------------------------------------------
LAW HEI MAN
By:  YUNG Nam, pursuant to power of attorney
attached hereto as Exhibit A


                                                                    500,000                            1,250,000
-----------------------------------------------
LEUNG PAK MING
By:  YUNG Nam, pursuant to power of attorney
attached hereto as Exhibit B


                                                                    500,000                            1,250,000
-----------------------------------------------
NG CHI WAI BEBE
By:  YUNG Nam, pursuant to power of attorney
attached hereto as Exhibit C


                                                                    500,000                            1,250,000
-----------------------------------------------
LI YUEN YEE
By:  YUNG Nam, pursuant to power of attorney
attached hereto as Exhibit D


                                                                    500,000                            1,250,000
-----------------------------------------------
MAK CHOI MEI
By:  YUNG Nam, pursuant to power of attorney
attached hereto as Exhibit E



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                                    EXHIBIT A

                                POWER OF ATTORNEY



















                                       A-1

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                                    EXHIBIT B

                                POWER OF ATTORNEY












                                       B-1


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                                    EXHIBIT C

                                POWER OF ATTORNEY

















                                       C-1

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                                    EXHIBIT D

                                POWER OF ATTORNEY
















                                       D-1

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                                    EXHIBIT E

                                POWER OF ATTORNEY















                                       E-1